inVentiv Health Second Quarter 2015 Earnings Presentation Aug 17, 2015 Exhibit 99.1

Disclaimer
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks that may cause our performance to differ materially.
These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We wish to caution readers that certain important factors may have affected
and
could
in
the
future
affect
our
actual
results
and
could
cause
actual
results
to
differ
significantly
from
those
expressed
in
any
forward-looking
statement.
Such
factors
include,
without
limitation:
•
the impact of our substantial level of indebtedness on our ability to generate sufficient cash to fulfill our obligations under our existing debt instruments or our ability to incur additional indebtedness;
•
the impact of customer project delays, cancellations and terminations;
•
our ability to sufficiently increase our revenues and manage expenses and capital expenditures to permit us to fund our operations;
•
our
ability
to
continue
to
comply
with
the
covenants
and
terms
of
our
debt
instruments
and
to
access
sufficient
capital
under
our
credit
agreement
or
from
other
sources
of
debt
or
equity
financing
to
fund
our
operations;
•
the impact of any future acquisitions;
•
our ability to successfully identify new businesses to acquire, conclude acquisition negotiations and integrate the acquired businesses into our operations, and achieve the resulting synergies;
•
the impact of any change in our current credit ratings or the ratings of our debt securities on our relationships with customers, vendors and other third parties;
•
the impact of any additional leverage we may incur on our ratings and the ratings of our debt securities;
•
the impact of any default by any of our credit providers;
•
our ability to accurately forecast costs to be incurred in providing services under fixed price contracts;
•
our ability to accurately forecast insurance claims within our self-insured programs;
•
the potential impact on pharmaceutical and biotechnology companies, including pricing pressures, from healthcare reform initiatives or from changes in the reimbursement policies of third-party payers;
•
our ability to grow our existing client relationships, obtain new clients and cross-sell our services;
•
the potential impact of financial, economic, political and other risks, including interest rate and exchange rate risks, related to conducting business internationally;
•
our ability to successfully operate new lines of business;
•
our ability to manage our infrastructure and resources to support our growth including through outsourced service providers;
•
any disruptions, impairments, or malfunctions affecting software as well as excessive costs or delays that may adversely impact our continued investment in and development of software;
•
the potential impact of government regulation on us and our clients;
•
our
ability
to
comply
with
all
applicable
laws
as
well
as
our
ability
to
successfully adapt
to
any
changes
in
applicable
laws
on
a
timely
and
cost
effective
basis;
•
our ability to recruit, motivate and retain qualified personnel;
•
the impact of impairment of goodwill and intangible assets and the factors leading to such impairments;
•
consolidation in the pharmaceutical and biotechnology industry;
•
changes in trends in the healthcare, pharmaceutical and biotechnology industries or in industry outsourcing, including initiatives by our clients to perform services we offer internally;
•
our ability to convert backlog into revenue;
•
the potential liability associated with injury to clinical trial participants;
•
the impact of the adoption of certain accounting standards; and
•
our ability to maintain technological advantages in a variety of functional areas, including sales force automation, electronic claims surveillance and patient compliance.
Holders of our debt instruments are referred to our prospectus dated August 5, 2015 relating to our Registration Statement on Form S-4 File No. 333-197719, and our quarterly report for the period ended June 30,
2015 on file with the SEC for further discussion of these risks and other factors.
This presentation contains the non-GAAP financial measures “EBITDA” and “Adjusted EBITDA.” These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures
have
limitations
in
that
they
do
not
reflect
all
of
the
amounts
associated
with
our
results
of
operations
as
determined
in
accordance
with
GAAP.
Management believes that the non-GAAP financial measures included herein, when shown in conjunction with the corresponding GAAP measures, are useful in order to (i) present financial information on a more comparable period-to-period basis, (ii) enhance investors’ overall understanding of our past financial performance and our planning and forecasting of future periods; and (iii) allow investors to assess our financial performance
using
management’s
analytical
approach.
We
have
included
in
the
appendices
to
this
presentation
the
most
directly
comparable
GAAP
financial
measures
and
a
reconciliation
between
the
non-GAAP
and GAAP financial measures.

Quarterly Highlights
Strong financial performance in Q2 builds on recent momentum
Organic revenue
(1)
growth of 12% (9% reported net revenue growth)
Adjusted EBITDA
(2)
growth of 32% to $62mm
Q2 benefited from timing within the year of certain items
Year-to-date organic revenue
(1)
and Adjusted EBITDA
(2)
growth of 11% and 26%,
respectively
Macro environment remains favorable with strong biotech funding, new drug approvals and expanding client budgets
Expanded and strengthened clinical management team
Business development across segments remains strong
Timing of awards impacting clinical business bookings
Actively identifying and executing on margin improvement opportunities
2015 expectations remain on track
(1)
Organic growth excludes the impact of foreign currency fluctuations of approximately $13.5 million for the three months ended 6/30/2015 and approximately $25.7 for the six months ended
6/30/2015.
(2)
Refer to the Appendix  for a reconciliation to GAAP.

Clinical Update
Organic Revenue
(1)
growth of 11% (7% reported net revenue growth)
Backlog conversion accelerating on full service projects
Growth is strongest in full service space
Strategic resourcing revenues expected to accelerate in second half
Miami clinic will come on-line in January; first study already sold
Business development remains strong however timing of awards impacted bookings in the quarter
•
Very
strong
growth
across
core
large
pharma
client
base
•
Continued discussions regarding strategic partnership opportunities with large and mid-tier client base
Operational technology investments and implementation remain on track
Margin improvement opportunities actively being identified and executed on
(1)
Organic growth excludes the impact of foreign currency fluctuations of approximately $9.2 million.

Commercial Update
Acceleration of performance in Q2
Organic Revenue
(1)
growth of 13% (11% reported net revenue growth)
Adjusted EBITDA
(2)
growth of 40%
Selling solutions business strength continues
Record volume of new teams launched in quarter
Additional margin enhancements realized in communications business
Client interest in CCO offering remains robust
Elevated level of dialogues with potential clients
(1)
Organic growth excludes the impact of foreign currency fluctuations of approximately $4.3 million.
(2)
Refer
to
the
Appendix
for
a
reconciliation
to
GAAP.

Consolidated inVentiv Health Q2 2015 Financial
Update
(1)
The
sum
of
the
segments
do
not
reconcile
to
Consolidated
inVentiv
Health
due
to
the
elimination
of
intersegment
revenue
which
totaled
approximately
$3
million
for
the
three
months
ended
6/30/2015,
approximately
$6
million
for
the
six
months
ended
6/30/2015,
approximately
$1
million
for
the
three
months
ended
6/30/2014,
and
approximately
$3
million
for
the
six
months
ended
6/30/2014.
(2)
Refer to the Appendix for a reconciliation to GAAP.

$871
$940
YTD 2014
YTD 2015
Net Revenues
(1)
($ millions)
Adjusted EBITDA
(2)
($ millions)
$450
$489
Q2 2014
Q2 2015
$90
$114
YTD 2014
YTD 2015
$47
$62
Q2 2014
Q2 2015

Clinical Performance

$433
$453
YTD 2014
YTD 2015
Net Revenues
(1)
($ millions)
Adjusted EBITDA
(2)
($ millions)
$218
$234
Q2 2014
Q2 2015
$47
$56
YTD 2014
YTD 2015
$22
$29
Q2 2014
Q2 2015
(1)
The sum of the segments do not reconcile to Consolidated inVentiv Health due to the elimination of intersegment revenue which totaled approximately $3 million for the three months ended
6/30/2015,
approximately
$6
million
for
the
six
months
ended
6/30/2015,
approximately
$1
million
for
the
three
months
ended
6/30/2014,
and
approximately
$3
million
for
the
six
months
ended
6/30/2014.
(2)
Refer to the Appendix for a reconciliation to GAAP.

1.5x
1.0x
0.5x
0.0x
1.30x
1.07x
1.15x
Q1 2015
Q2 2015
LTM

Clinical Book-to-Bill
(1)
Net
Book-to-Bill
=
New
Wins
+
Cancellations
and
Scope
Changes
+
Project
Restarts
and
(Delays)/
Revenue
Earned.

Total Clinical
Q1 2015
Q2 2015
LTM
Serviceable Backlog Rollforward
Beginning Backlog
$1,860
$1,926
$1,806
New Wins
$380
$368
$1,446
Cancellations and Scope Changes, (net)
($90)
($117)
($290)
Project Restart and (Delays), net
($5)
($1)
($130)
Revenue Earned
($220)
($234)
($891)
Ending Backlog
$1,926
$1,942
$1,942
Net Book-to-Bill
(1)
1.30x
1.07x
1.15x

Commercial Performance
(1)
The
sum
of
the
segments
do
not
reconcile
to
Consolidated
inVentiv
Health
due
to
eliminations
of
approximately
$3
million
in
intersegment
revenue
for
the
three
months
ended 6/30/2015, and approximately $6 million for the six months ended 6/30/2015.
(2)
Refer
to
the
Appendix
for
a
reconciliation
to
GAAP.

$442
$493
YTD 2014
YTD 2015
Net Revenues
(1)
($ millions)
Adjusted EBITDA
(2)
($ millions)
$233
$259
Q2 2014
Q2 2015
$55
$76
YTD 2014
YTD 2015
$30
$42
Q2 2014
Q2 2015

Appendix

For the Quarter and Last Six Months Ended June 30, 2015
($ millions)
Adjusted EBITDA Reconciliation

Note: Please refer to slide 16 for footnotes.
QTD
Q2 2015
QTD
Q2 2014
YTD
Q2 2015
YTD
Q2 2014
Net Income (loss) from continuing operations
($30.0)
($47.5)
($75.0)
($93.5)
Income tax provision (benefit)
2.7
5.8
7.3
7.7
Interest expense, net
57.1
53.2
113.6
105.7
Equity investment income
(0.2)
0.2
1.3
0.2
Operating Income
$29.6
$11.6
$47.2
$20.1
Depreciation and amortization
23.9
27.1
48.9
53.6
EBITDA
$53.5
$38.7
$96.1
$73.7
Impairment loss (a)
0.0
0.0
0.0
0.0
Stock based compensation (b)
0.0
0.1
0.5
0.5
Impact of acquisition accounting adjustments (c)
0.9
(0.5)
1.4
(0.2)
Management fees (d)
0.7
0.7
1.4
1.4
Foreign currency transaction (gains)/losses (e)
1.7
0.9
3.7
1.0
Impact of unrestricted subsidiaries (f)
0.3
1.0
1.3
1.9
Other (g)
(1.2)
(2.2)
(1.0)
(0.6)
Management Adjustments
$2.5
$0.0
$7.3
$3.9
Acquisition and financing expense (h)
0.1
0.1
0.2
0.3
Transaction Specific Adjustments
$0.1
$0.1
$0.2
$0.3
Severance (i)
1.8
4.9
4.3
6.9
Restructuring costs (j)
1.5
2.9
3.5
5.8
One time non-recurring items (k)
2.1
0.0
2.1
0.0
Prior Restructuring and Integration Addbacks
$5.4
$7.9
$9.9
$12.6
Adjusted EBITDA
$61.5
$46.7
$113.5
$90.4

For the Quarter Ended June 30, 2015
($ millions)
Adjusted EBITDA Reconciliation

Note: Please refer to slide 16 for footnotes.
Clinical
Commercial
Corporate
inVentiv
Health, Inc.
Net Income (loss) from continuing operations
($30.0)
Income tax provision (benefit)
2.7
Interest expense, net
57.1
Equity investment income
(0.2)
Operating Income
$17.6
$25.7
($13.6)
$29.6
Depreciation and amortization
9.7
12.5
1.7
23.9
EBITDA
$27.2
$38.2
($11.9)
$53.5
Impairment loss (a)
0.0
0.0
0.0
0.0
Stock based compensation (b)
0.1
0.0
(0.0)
0.0
Impact of acquisition accounting adjustments (c)
0.5
0.4
0.0
0.9
Management fees (d)
0.0
0.0
0.7
0.7
Foreign currency transaction (gains)/losses (e)
(0.1)
0.5
1.3
1.7
Impact of unrestricted subsidiaries (f)
(0.1)
0.3
0.0
0.3
Other (g)
0.3
(1.2)
(0.3)
(1.2)
Management Adjustments
$0.7
$0.0
$1.8
$2.5
Acquisition and financing expense (h)
0.0
0.0
0.1
0.1
Transaction Specific Adjustments
$0.0
$0.0
$0.1
$0.1
Severance (i)
0.6
1.2
0.1
1.8
Restructuring costs (j)
0.6
0.2
0.6
1.5
One time non-recurring items (k)
0.0
2.1
0.0
2.1
Prior Restructuring and Integration Addbacks
$1.2
$3.5
$0.7
$5.4
Adjusted EBITDA
$29.1
$41.7
($9.3)
$61.5

For the Quarter Ended June 30, 2014
($ millions)
Adjusted EBITDA Reconciliation

Note: Please refer to slide 16 for footnotes.
Clinical
Commercial
Corporate
inVentiv
Health, Inc.
Net Income (loss) from continuing operations
($47.5)
Income tax provision (benefit)
5.8
Interest expense, net
53.2
Equity investment income
0.2
Operating Income
$3.5
$16.3
($8.1)
$11.6
Depreciation and amortization
14.0
11.0
2.1
27.1
EBITDA
$17.5
$27.3
($6.1)
$38.7
Impairment loss (a)
0.0
0.0
0.0
0.0
Stock based compensation (b)
0.0
0.0
0.1
0.1
Impact of acquisition accounting adjustments (c)
(0.6)
0.1
0.0
(0.5)
Management fees (d)
0.0
0.0
0.7
0.7
Foreign currency transaction (gains)/losses (e)
1.0
(0.2)
0.2
0.9
Impact of unrestricted subsidiaries (f)
0.0
1.0
0.0
1.0
Other (g)
0.3
(1.7)
(0.8)
(2.2)
Management Adjustments
$0.6
($0.8)
$0.2
$0.0
Acquisition and financing expense (h)
0.0
0.0
0.1
0.1
Transaction Specific Adjustments
$0.0
$0.0
$0.1
$0.1
Severance (i)
2.6
2.1
0.3
4.9
Restructuring costs (j)
1.8
1.0
0.1
2.9
One time non-recurring items (k)
0.0
0.0
0.0
0.0
Prior Restructuring and Integration Addbacks
$4.3
$3.1
$0.4
$7.9
Adjusted EBITDA
$22.4
$29.6
($5.4)
$46.7

For the Six Months Ended June 30, 2015
($ millions)
Adjusted EBITDA Reconciliation

Note: Please refer to slide 16 for footnotes.
Clinical
Commercial
Corporate
inVentiv
Health, Inc.
Net Income (loss) from continuing operations
($75.0)
Income tax provision (benefit)
7.3
Interest expense, net
113.6
Equity investment income
1.3
Operating Income
$32.2
$40.6
($25.6)
$47.2
Depreciation and amortization
20.5
24.9
3.5
48.9
EBITDA
$52.7
$65.5
($22.1)
$96.1
Impairment loss (a)
0.0
0.0
0.0
0.0
Stock based compensation (b)
0.1
0.0
0.4
0.5
Impact of acquisition accounting adjustments (c)
0.5
0.9
0.0
1.4
Management fees (d)
0.0
0.0
1.4
1.4
Foreign currency transaction (gains)/losses (e)
(1.0)
2.8
1.9
3.7
Impact of unrestricted subsidiaries (f)
(0.2)
1.5
0.0
1.3
Other (g)
0.2
(0.8)
(0.4)
(1.0)
Management Adjustments
($0.3)
$4.4
$3.2
$7.3
Acquisition and financing expense (h)
0.0
0.1
0.2
0.2
Transaction Specific Adjustments
$0.0
$0.1
$0.2
$0.2
Severance (i)
1.4
2.8
0.1
4.3
Restructuring costs (j)
2.0
0.6
0.9
3.5
One time non-recurring items (k)
0.0
2.1
0.0
2.1
Prior Restructuring and Integration Addbacks
$3.4
$5.5
$1.0
$9.8
Adjusted EBITDA
$55.7
$75.5
($17.8)
$113.5

For the Six Months Ended June 30, 2014
($ millions)
Adjusted EBITDA Reconciliation

Note: Please refer to slide 16 for footnotes.
Clinical
Commercial
Corporate
inVentiv
Health, Inc.
Net Income (loss) from continuing operations
($93.5)
Income tax provision (benefit)
7.7
Interest expense, net
105.7
Equity investment income
0.2
Operating Income
$7.7
$28.3
($15.9)
$20.1
Depreciation and amortization
28.5
21.6
3.6
53.6
EBITDA
$36.2
$49.8
($12.3)
$73.7
Impairment loss (a)
0.0
0.0
0.0
0.0
Stock based compensation (b)
0.0
0.0
0.4
0.5
Impact of acquisition accounting adjustments (c)
(0.4)
0.2
0.0
(0.2)
Management fees (d)
0.0
0.0
1.4
1.4
Foreign currency transaction (gains)/losses (e)
0.7
0.1
0.2
1.0
Impact of unrestricted subsidiaries (f)
0.0
1.9
0.0
1.9
Other (g)
4.2
(2.1)
(2.7)
(0.6)
Management Adjustments
$4.5
$0.1
($0.7)
$3.9
Acquisition and financing expense (h)
0.0
0.0
0.3
0.3
Transaction Specific Adjustments
$0.0
$0.0
$0.3
$0.3
Severance (i)
3.5
3.0
0.3
6.9
Restructuring costs (j)
3.1
2.3
0.4
5.8
One time non-recurring items (k)
0.0
0.0
0.0
0.0
Prior Restructuring and Integration Addbacks
$6.6
$5.3
$0.7
$12.6
Adjusted EBITDA
$47.3
$55.2
($12.1)
$90.4

Adjusted EBITDA Footnotes

(a)
Represents non-cash losses associated with the write-off of goodwill, intangible assets and other long-lived assets that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments.
(b)
Represents non-cash compensation charges for which an adjustment is made consistent with the terms of our debt instruments.
(c)
Represents non-cash adjustments resulting from the revaluation of certain items such as deferred revenue and deferred rent recognized in connection with our acquisitions that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments.
(d)
Represents the annual sponsor monitoring fee and related expenses. These costs are excluded from the calculation of Adjusted EBITDA to make it easier to compare our results with companies with different capital structures.
(e)
Represents
the
net
gain
or
loss
resulting
from
currency
remeasurements
that
affect
the
comparability
of
our
operational results and for which an adjustment is made consistent with the terms of our debt instruments.
(f)
Represents the financial results of our subsidiaries designated as unrestricted for purposes of our debt instruments.
(g)
Represents third party costs for tax services, franchise taxes, interest income and certain non-cash items.
(h)
Represents legal and advisory fees incurred in connection with our acquisitions that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments.
(i)
Represents employee termination costs required to be paid in connection with actions taken that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments.
(j)
Represents costs in connection with facilities, relocations, integrations and business optimization. We identified these costs as associated with discrete events that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments.
(k)
Represents costs from third party advisors regarding financial infrastructure for tax and financial planning and analysis and the loss on sale of a business. We identified these costs as associated with discrete events that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments.